American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	June 30
ASSETS	2019	2018

Cash and due from banks	$34,460	$24,042
Interest-bearing deposits in other banks	20,454	9,300

Equity securities, at fair value	125	2,177
Securities available for sale, at fair value	334,326	341,247
Restricted stock, at cost	7,796	5,463
Loans held for sale	3,165	2,296

Loans	1,836,241	1,339,379
Less allowance for loan losses	(12,786)	(13,508)
Net Loans	1,823,455	1,325,871

Premises and equipment, net	39,038	25,879
Other real estate owned, net	1,433	1,124
Goodwill	84,633	43,872
Core deposit intangibles, net	8,613	1,037
Bank owned life insurance	27,451	18,674
Accrued interest receivable and other assets	33,133	23,549

Total assets	$2,418,082	$1,824,531

Liabilities
Demand deposits -- noninterest-bearing	$554,400	$420,795
Demand deposits -- interest-bearing	326,105	251,056
Money market deposits	451,343	383,963
Savings deposits	178,723	132,839
Time deposits	488,526	372,093
Total deposits	1,999,097	1,560,746

Short-term borrowings:
Customer repurchase agreements	37,222	6,776
Other short-term borrowings	13,528	5,500
Subordinated debt	7,526	—
Junior subordinated debt	27,978	27,876
Accrued interest payable and other liabilities	20,814	10,285
Total liabilities	2,106,165	1,611,183

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
11,141,355 shares outstanding at June 30, 2019 and
8,708,127 shares outstanding at June 30, 2018	11,089	8,654
Capital in excess of par value	160,572	77,496
Retained earnings	141,339	135,108
Accumulated other comprehensive loss, net	(1,083)	(7,910)
Total shareholders' equity	311,917	213,348

Total liabilities and shareholders' equity	$2,418,082	$1,824,531

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2019	2018	2019	2018
Interest and Dividend Income:
Interest and fees on loans	$22,629	$14,766	$38,267	$29,423
Interest and dividends on securities:
Taxable	1,980	1,540	3,801	2,864
Tax-exempt	239	423	526	842
Dividends	105	78	189	158
Other interest income	258	185	524	373
Total interest and dividend income	25,211	16,992	43,307	33,660

Interest Expense:
Interest on deposits	3,520	1,873	5,992	3,698
Interest on short-term borrowings	178	2	350	12
Interest on long-term borrowings	14	—	14	—
Interest on subordinated debt	122	—	122	—
Interest on junior subordinated debt	388	329	772	619
Total interest expense	4,222	2,204	7,250	4,329

Net Interest Income	20,989	14,788	36,057	29,331
Provision for (recovery of) loan losses	(10)	(30)	6	(74)

Net Interest Income After Provision
for Loan Losses	20,999	14,818	36,051	29,405

Noninterest Income:
Trust fees	933	945	1,847	1,874
Service charges on deposit accounts	724	592	1,318	1,204
Other fees and commissions	1,015	679	1,723	1,321
Mortgage banking income	586	491	992	941
Securities gains, net	147	289	470	410
Brokerage fees	186	209	333	431
Income from Small Business Investment Companies	(137)	171	31	326
Gains (losses) on premises and equipment, net	(87)	—	(87)	3
Other	315	187	506	386
Total noninterest income	3,682	3,563	7,133	6,896

Noninterest Expense:
Salaries	7,048	5,095	11,712	10,092
Employee benefits	1,425	1,111	2,655	2,286
Occupancy and equipment	1,431	1,100	2,515	2,228
FDIC assessment	169	132	294	278
Bank franchise tax	412	291	702	572
Core deposit intangible amortization	458	77	513	154
Data processing	717	467	1,249	889
Software	321	354	645	659
Other real estate owned, net	(44)	25	(31)	55

Merger related expenses	10,871	—	11,322	—
Other	3,508	2,350	5,669	4,491
Total noninterest expense	26,316	11,002	37,245	21,704

Income (Loss) Before Income Taxes	(1,635)	7,379	5,939	14,597
Income Taxes	(405)	1,399	1,166	2,805
Net Income (Loss)	$(1,230)	$5,980	$4,773	$11,792

Net Income (Loss) Per Common Share:
Basic	$(0.11)	$0.69	$0.48	$1.36
Diluted	$(0.11)	$0.69	$0.48	$1.36
Weighted Average Common Shares Outstanding:
Basic	11,126,800	8,692,107	9,942,566	8,680,739
Diluted	11,126,800	8,704,726	9,952,115	8,695,860

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2019	2019	2018	2019	2018
EARNINGS
Interest income	$25,211	$18,096	$16,992	$43,307	$33,660
Interest expense	4,222	3,028	2,204	7,250	4,329
Net interest income	20,989	15,068	14,788	36,057	29,331
Provision for (recovery of) loan losses	(10)	16	(30)	6	(74)
Noninterest income	3,682	3,451	3,563	7,133	6,896
Noninterest expense	26,316	10,929	11,002	37,245	21,704
Income taxes	(405)	1,571	1,399	1,166	2,805
Net income	(1,230)	6,003	5,980	4,773	11,792

PER COMMON SHARE
Income per share - basic	$(0.11)	$0.69	$0.69	$0.48	$1.36
Income per share - diluted	(0.11)	0.69	0.69	0.48	1.36
Cash dividends paid	0.25	0.25	0.25	0.50	0.50
Book value per share	28.00	26.21	24.50	28.00	24.50
Book value per share - tangible (a)	19.63	21.10	19.34	19.63	19.34
Closing market price	38.75	34.92	40.00	38.75	40.00

FINANCIAL RATIOS
Return on average assets	(0.20)%	1.29%	1.31%	0.44%	1.29%
Return on average equity	(1.60)	10.69	11.27	3.59	11.19
Return on average tangible equity (a)	(1.62)	13.44	14.44	5.25	14.37
Average equity to average assets	12.62	12.06	11.62	12.38	11.57
Tangible equity to tangible assets (a)	9.41	10.13	9.46	9.41	9.46
Net interest margin, taxable equivalent	3.82	3.50	3.50	3.67	3.48
Efficiency ratio (a)	60.94	56.95	59.96	59.24	59.66
Effective tax rate	(24.77)	20.74	18.96	19.63	19.22

PERIOD-END BALANCES
Securities	$342,247	$331,657	$348,887	$342,247	$348,887
Loans held for sale	3,165	1,252	2,296	3,165	2,296
Loans, net of unearned income	1,836,241	1,360,063	1,339,379	1,836,241	1,339,379
Goodwill and other intangibles	93,246	44,743	44,909	93,246	44,909
Assets	2,418,082	1,868,404	1,824,531	2,418,082	1,824,531
Assets - tangible (a)	2,324,836	1,823,661	1,779,622	2,324,836	1,779,622
Deposits	1,999,097	1,559,790	1,560,746	1,999,097	1,560,746
Customer repurchase agreements	37,222	35,945	6,776	37,222	6,776
Long-term borrowings	35,504	27,953	27,876	35,504	27,876
Shareholders' equity	311,917	229,473	213,348	311,917	213,348
Shareholders' equity - tangible (a)	218,671	184,730	168,439	218,671	168,439

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2019	2019	2018	2019	2018
AVERAGE BALANCES
Securities (b)	$354,506	$343,834	$342,486	$349,199	$328,143
Loans held for sale	2,913	1,830	2,616	2,375	2,328
Loans, net of unearned income	1,816,203	1,352,521	1,321,812	1,585,643	1,329,890
Interest-earning assets	2,211,273	1,736,887	1,707,223	1,975,887	1,703,287
Goodwill and other intangibles	93,075	44,778	44,956	69,060	44,993
Assets	2,433,948	1,863,212	1,825,860	2,150,157	1,822,165
Assets - tangible (a)	2,340,873	1,818,434	1,780,904	2,081,097	1,777,172
Interest-bearing deposits	1,463,613	1,131,604	1,145,701	1,298,526	1,151,380
Deposits	2,023,557	1,551,413	1,565,321	1,788,789	1,561,258
Customer repurchase agreements	35,657	42,705	11,347	39,161	11,795
Other short-term borrowings	7,627	61	247	3,865	1,210
Long-term borrowings	36,301	27,937	27,861	32,142	27,848
Shareholders' equity	307,281	224,677	212,256	266,208	210,852
Shareholders' equity - tangible (a)	214,206	179,899	167,300	197,148	165,859

CAPITAL
Weighted average shares outstanding - basic	11,126,800	8,745,174	8,692,107	9,942,566	8,680,739
Weighted average shares outstanding - diluted	11,126,800	8,745,723	8,704,726	9,952,115	8,695,860

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,806	$12,805	$13,575	$12,805	$13,603
Provision for (recovery of) loan losses	(10)	16	(30)	6	(74)
Charge-offs	(54)	(69)	(130)	(123)	(174)
Recoveries	44	54	93	98	153
Ending balance	$12,786	$12,806	$13,508	$12,786	$13,508

LOANS
Construction and land development	$152,876	$93,759	$96,740	$152,876	$96,740
Commercial real estate	880,146	659,133	633,128	880,146	633,128
Residential real estate	328,400	212,665	207,374	328,400	207,374
Home equity	121,905	99,979	105,558	121,905	105,558
Commercial and industrial	340,427	289,301	291,454	340,427	291,454
Consumer	12,487	5,226	5,125	12,487	5,125
Total	$1,836,241	$1,360,063	$1,339,379	$1,836,241	$1,339,379

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2019	2019	2018	2019	2018
NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	930	197	229	930	229
Nonaccrual	969	1,111	1,861	969	1,861
Other real estate owned	1,433	646	1,124	1,433	1,124
Nonperforming assets	$3,332	$1,954	$3,214	$3,332	$3,214

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	0.70%	0.94%	1.01%	0.70%	1.01%
Allowance for loan losses to
nonperforming loans	673.30	979.05	646.32	673.30	646.32
Nonperforming assets to total assets	0.14	0.10	0.18	0.14	0.18
Nonperforming loans to total loans	0.10	0.10	0.16	0.10	0.16
Annualized net charge-offs
to average loans	—	—	0.01	—	—

OTHER DATA
Fiduciary assets at period-end (c)(d)	$547,731	$533,063	$510,552	$547,731	$510,552
Retail brokerage assets at period-end (c)(d)	$314,051	$303,045	$326,692	$314,051	$326,692
Number full-time equivalent employees (e)	371	299	323	371	323
Number of full service offices	28	24	26	28	26
Number of loan production offices	—	—	2	—	2
Number of ATM's	39	33	34	39	34

Notes:

(a) - This financial measure is not calculated in accordance with GAAP. For a reconciliation of non-GAAP financial measures, see "Reconciliation of Non-GAAP Financial Measures" at the end of
this release.
(b) - Average does not include unrealized gains and losses.
(c) - Market value.
(d) - Assets are not owned by American National and are not reflected in the consolidated balance sheet.
(e) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended June 30, 2019 and 2018
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$321,263	$267,996	$3,899	$2,652	4.87%	3.97%
Real estate	1,485,665	1,052,105	18,578	12,087	5.00	4.60
Consumer	12,188	4,327	201	77	6.61	7.14
Total loans	1,819,116	1,324,428	22,678	14,816	4.99	4.48

Securities:
Federal agencies & GSEs	140,516	127,033	858	707	2.44	2.23
Mortgage-backed & CMOs	127,718	108,789	809	609	2.53	2.24
State and municipal	68,185	91,636	480	653	2.82	2.85
Other	18,087	15,028	233	176	5.15	4.68
Total securities	354,506	342,486	2,380	2,145	2.69	2.51

Deposits in other banks	37,651	40,309	258	185	2.75	1.84

Total interest-earning assets	2,211,273	1,707,223	25,316	17,146	4.58	4.02

Non-earning assets	222,675	118,637

Total assets	$2,433,948	$1,825,860

Deposits:
Demand	$335,879	$246,493	112	13	0.13	0.02
Money market	448,722	395,135	1,394	802	1.25	0.81
Savings	179,375	132,190	97	10	0.22	0.03
Time	499,637	371,883	1,916	1,048	1.54	1.13
Total deposits	1,463,613	1,145,701	3,519	1,873	0.96	0.66

Customer repurchase agreements	35,657	11,347	140	1	1.57	0.04
Other short-term borrowings	7,627	247	39	1	2.05	1.62
Long-term borrowings	36,301	27,861	524	329	5.77	4.72
Total interest-bearing
liabilities	1,543,198	1,185,156	4,222	2,204	1.10	0.75

Noninterest bearing demand deposits	559,944	419,620
Other liabilities	23,525	8,828
Shareholders' equity	307,281	212,256
Total liabilities and
shareholders' equity	$2,433,948	$1,825,860

Interest rate spread					3.48%	3.27%
Net interest margin					3.82%	3.50%

Net interest income (taxable equivalent basis)			21,094	14,942
Less: Taxable equivalent adjustment			105	154
Net interest income			$20,989	$14,788

	Net Interest Income Analysis
	For the Six Months Ended June 30, 2019 and 2018
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2019	2018	2019	2018	2019	2018
Loans:
Commercial	$293,575	$263,300	$6,790	$5,096	4.66%	3.90%
Real estate	1,285,842	1,064,605	31,294	24,277	4.87	4.56
Consumer	8,601	4,313	276	153	6.47	7.15
Total loans	1,588,018	1,332,218	38,360	29,526	4.84	4.44

Securities:
Federal agencies & GSEs	139,993	115,182	1,708	1,224	2.44	2.13
Mortgage-backed & CMOs	119,754	108,808	1,502	1,208	2.51	2.22
State and municipal	73,362	89,000	1,018	1,287	2.78	2.89
Other	16,090	15,153	411	351	5.11	4.63
Total securities	349,199	328,143	4,639	4,070	2.66	2.48

Deposits in other banks	38,670	42,926	524	373	2.73	1.75

Total interest-earning assets	1,975,887	1,703,287	43,523	33,969	4.41	3.99

Non-earning assets	174,270	118,878

Total assets	$2,150,157	$1,822,165

Deposits:
Demand	$287,424	$239,477	126	24	0.09	0.02
Money market	422,359	402,612	2,548	1,585	1.22	0.79
Savings	156,843	131,453	107	20	0.14	0.03
Time	431,900	377,838	3,211	2,069	1.50	1.10
Total deposits	1,298,526	1,151,380	5,992	3,698	0.93	0.65

Customer repurchase agreements	39,161	11,795	311	2	1.60	0.03
Other short-term borrowings	3,865	1,210	39	10	2.02	1.65
Long-term borrowings	32,142	27,848	908	619	5.65	4.45
Total interest-bearing
liabilities	1,373,694	1,192,233	7,250	4,329	1.06	0.73

Noninterest bearing demand deposits	490,263	409,878
Other liabilities	19,992	9,202
Shareholders' equity	266,208	210,852
Total liabilities and
shareholders' equity	$2,150,157	$1,822,165

Interest rate spread					3.35%	3.26%
Net interest margin					3.67%	3.48%

Net interest income (taxable equivalent basis)			36,273	29,640
Less: Taxable equivalent adjustment			216	309
Net interest income			$36,057	$29,331

American National Bankshares Inc.
Reconciliation of Non-GAAP Financial Measures
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2019	2019	2018	2019	2018
EFFICIENCY RATIO
Noninterest expense	$26,316	$10,929	$11,002	$37,245	$21,704
Add/subtract: loss/(gain) on sale of OREO	76	2	(3)	78	2
Subtract: core deposit intangible amortization	(458)	(55)	(77)	(513)	(154)
Subtract: merger related expense	(10,871)	(451)	—	(11,322)	—
	$15,063	$10,425	$10,922	$25,488	$21,552

Net interest income	$20,989	$15,068	$14,788	$36,057	$29,331
Tax equivalent adjustment	105	111	154	216	309
Noninterest income	3,682	3,451	3,563	7,133	6,896
Add/subtract: (gain)/loss on securities	(147)	(323)	(289)	(470)	(410)
Add/subtract: (gain)/loss on fixed assets	87	—	—	87	(3)
	$24,716	$18,307	$18,216	$43,023	$36,123

Efficiency ratio	60.94%	56.95%	59.96%	59.24%	59.66%

TAX EQUIVALENT NET INTEREST INCOME
Non-GAAP measures:
Interest income - loans	$22,678	$15,682	$14,816	$38,360	$29,526
Interest income - investments and other	2,638	2,525	2,330	5,163	4,443
Interest expense - deposits	(3,519)	(2,472)	(1,873)	(5,992)	(3,698)
Interest expense - customer repurchase
agreements	(140)	(171)	(1)	(311)	(2)
Interest expense - other short-term borrowings	(39)	(1)	(1)	(39)	(10)
Interest expense - long-term borrowings	(524)	(384)	(329)	(908)	(619)
Total net interest income	$21,094	$15,179	$14,942	$36,273	$29,640
Less non-GAAP measures:
Tax benefit on nontaxable interest - loans	(49)	(44)	(50)	(93)	(102)
Tax benefit on nontaxable interest - securities	(56)	(67)	(104)	(123)	(207)
GAAP measures	$20,989	$15,068	$14,788	$36,057	$29,331

RETURN ON AVERAGE TANGIBLE EQUITY
Return on average equity (GAAP basis)	(1.6)%	10.69%	11.27%	3.59%	11.19%
Impact of excluding average goodwill
and other intangibles	(0.02)	2.75	3.17	1.66	3.18
Return on average tangible equity
(non-GAAP)	(1.62)%	13.44%	14.44%	5.25%	14.37%

TANGIBLE EQUITY TO TANGIBLE ASSETS
Equity to assets ratio (GAAP basis)	12.90%	12.28%	11.69%	12.90%	11.69%
Impact of excluding goodwill and
other intangibles	3.49	2.15	2.23	3.49	2.23
Tangible equity to tangible assets ratio
(non-GAAP)	9.41%	10.13%	9.46%	9.41%	9.46%

TANGIBLE BOOK VALUE
Book value per share (GAAP basis)	$28.00	$26.21	$24.50	$28.00	$24.50
Impact of excluding goodwill and
other intangibles	8.37	5.11	5.16	8.37	5.16
Tangible book value per share
(non-GAAP)	$19.63	$21.10	$19.34	$19.63	$19.34